UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2009

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1661 Worthington Road, Suite 100
West Palm Beach, FL 33409
(Address of principal executive offices including Zip Code)

(561) 682-8000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     Effective August 10, 2009 upon Ocwen Financial Corporation’s (the “Company”) spin-off (“Spin-Off”) of Altisource Portfolio Solutions S.A. (“Altisource”), William B. Shepro resigned from his position as Executive Vice President of the Company (and President of the Company’s former Altisource Solutions line of business) to dedicate himself solely to his position as Chief Executive Officer of Altisource. Also effective upon the Spin-Off, Kevin J. Wilcox resigned from his position as Executive Vice President, Chief Administration Officer and Corporate Secretary of the Company to dedicate himself solely to his position as Chief Administration Officer and General Counsel of Altisource.

(c)     Upon Mr. Wilcox’s resignation as noted above, Paul A. Koches, the Company’s Executive Vice President and General Counsel, assumed (without change to any existing compensation or similar arrangement) the role of Corporate Secretary previously held by Mr. Wilcox.

Item 8.01	Other Events.

On August 13, 2009, the Company issued a press release (the “Pricing Press Release”) announcing that it entered into an agreement to sell 28,000,000 shares of its common stock at $9.00 per share pursuant to a registration statement previously filed by the Company with the U.S. Securities and Exchange Commission. In addition, the Company announced that it had granted the underwriters of such common stock offering (“Underwriters”) an over-allotment option to purchase up to an additional 4,200,000 shares of common stock, on the same terms and conditions.

On August 14, 2009, the Company issued a press release (the “Over-Allotment Press Release”) announcing that the Underwriters exercised in full their over-allotment option on August 13, 2009. The exercise of the over-allotment option results in the issuance of an additional 4,200,000 shares of common stock. With the exercise of the over-allotment option, the Company will issue, in the aggregate, 32,200,000 shares of common stock. The closing for both the common stock offering and the exercise of the over-allotment option are scheduled for August 18, 2009.

Copies of the Pricing Press Release and the Over-Allotment Press Release are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K.

The information in this Item 8.01 and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Document

99.1	Press release of Ocwen Financial Corporation dated August 13, 2009

99.2	Press release of Ocwen Financial Corporation dated August 14, 2009

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Dated: August 14, 2009	By:	/s/ DAVID J. GUNTER

	Name:	David J. Gunter
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release of Ocwen Financial Corporation dated August 13, 2009

99.2	Press release of Ocwen Financial Corporation dated August 14, 2009